                                             -----------------------------------
                    UNITED STATES            OMB APPROVAL
         SECURITIES AND EXCHANGE COMMISSION  -----------------------------------
                WASHINGTON, D.C. 20549       OMB Number: 3235-0060
                                             Expires:   March 31, 2006
                      FORM 8-K               Estimated average burden
                                             hours per response....2.64
                                             -----------------------------------


                      CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 17, 2004
                                                 ----------------

                   CIGNA HIGH INCOME SHARES
                   ------------------------
      (Exact name of registrant as specified in its charter)

      Massachusetts                     811-5495                 04-2999956
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                 (IRS Employer
   of incorporation)                File Number)             Identification No.)

3 Newton Executive Park, Suite 200, Newton, MA                  02462
-------------------------------------------------------------------------
 (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (860) 534-5576
                                                   ----------------

           100 Front Street, Suite 300, Worcester, MA  01608
           -------------------------------------------------
  (Former name or former address, if changed since last report)


Item 5.  Other Events and Regulation FD Disclosure.

TimesSquare Capital Management, Inc. ("TimesSquare") serves as the investment adviser to CIGNA High Income Shares (the "Fund"). TimesSquare is a wholly-owned subsidiary of CIGNA Corporation ("CIGNA"). CIGNA, in considering its strategic alternatives, may sell TimesSquare or pursue other options.

The Fund will provide additional information as soon as definitive decisions are made. In the meantime, Management expects the operations of the Fund to continue uninterrupted.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CIGNA HIGH INCOME SHARES
                                            ------------------------------------
                                            (Registrant)

Date:  March 17, 2004                       By:  /s/ Jeffrey S. Winer
                                               ---------------------------------
                                                       Jeffrey S. Winer
                                                 Vice President and Secretary